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                     Supplement dated December 12, 2000 to
                        Prospectus dated May 1, 2000 for
                   Pacific Value, a variable annuity contract
                    issued by Pacific Life Insurance Company

APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

For Contracts delivered to residents of Washington:

The second paragraph under the Optional Premier Death Benefit Rider section is replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your Purchase Payments less any withdrawals, including withdrawal charges, increased at an effective annual rate of 5% to that day, subject to a maximum of two times the aggregate Purchase Payments less any withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary before the date the sole Annuitant reaches his or her 81st birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

Form No. PVWASUP120